UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2023

TERADYNE, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-06462	04-2272148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Riverpark Drive, North Reading, MA	01864
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 370-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.125 per share	TER	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2023, the Board of Directors (the “Board”) of Teradyne, Inc. (the “Company”) approved the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date. Among other matters, the Amended Bylaws update certain procedural requirements related to director nominations by stockholders in light of the recently adopted “universal proxy” rules of the U.S. Securities and Exchange Commission (the “SEC”) and reflect certain other administrative changes due to the adoption of the “universal proxy” rules.

With respect to stockholder nominees to the Company’s Board, the Amended Bylaws provide, among other things, that (i) stockholders must give advance notice to the Company of its nominee not less than 60 nor more than 90 days prior to the meeting of stockholders at which directors will be elected in order for the nominee to be considered for election at the meeting, (ii) stockholders must comply with the SEC’s newly adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) stockholders must include in an advance notice of such nomination a representation as to whether the stockholder intends to deliver a proxy statement and form of proxy to holders of the Company’s voting shares and solicit proxies or votes in support of its nominee(s) in accordance with Rule 14a-19 under the Exchange Act, (iv) stockholders must provide prompt notice to the Company if such stockholder fails to comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) under the Exchange Act after providing notice of a such stockholder’s intent to solicit proxies pursuant to Rule 14a-19 under the Exchange Act, (v) stockholders must use a proxy card color other than white, and (iv) stockholders are not entitled to make additional or substitute nominations after the nomination deadline.

The foregoing summary description of the Amended By-Laws is qualified in its entirety by reference to the complete text of the Amended Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated By-Laws of Teradyne, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TERADYNE, INC.

Dated: March 28, 2023	By:	/s/ Sanjay Mehta
	Name:	Sanjay Mehta
	Title:	V.P., Chief Financial Officer and Treasurer